UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2025

Graphjet Technology (Exact Name of Registrant as Specified in Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-41070 (Commission File Number)	00-0000000 (IRS Employer Identification No.)

Lot 3895, Lorong 6D, Kampung Baru Subang, Seksyen U6, Shah Alam, Selangor, Malaysia 40150
(Address of Principal Executive Offices) (Zip Code)

(+60) 019 850 0895
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 11, 2025, the Hearings Panel of The Nasdaq Stock Market LLC (the “Panel”) determined to delist the Company’s Class A ordinary shares from The Nasdaq Global Market due to deficiencies under Nasdaq Listing Rules 5450(b)(2) (market value of listed securities) and 5450(b)(3)(C) (market value of publicly held shares).  The delisting became effective on November 13, 2025.  On November 25, 2025, the Company timely appealed the Panel’s decision to the Nasdaq Listing and Hearing Review Council (the “Council”) pursuant to Nasdaq Listing Rule 5820 (Docket No. NQ 7187N-25), and Nasdaq acknowledged the appeal on November 26, 2025.

On December 10, 2025, the Company submitted its formal appeal together with an updated, documentation-backed compliance plan requesting that the Council (i) review and reverse the Panel’s decision and (ii) authorize a provisional relisting of the Company’s Class A ordinary shares on The Nasdaq Global Market during the pendency of the Council’s review to facilitate implementation of the compliance plan.  There can be no assurance that the Council will grant the requested relief, that the Company will regain or maintain compliance with the Nasdaq Listing Rules, or that the appeal will ultimately be successful.

Following the delisting from Nasdaq, the Company’s Class A ordinary shares are currently quoted and trading on an over-the-counter market under the symbol “GTIJF”.

Item 8.01. Other Events.

On November 17, 2025, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) its definitive proxy statement for its annual general meeting of shareholders to be held on December 19, 2025, at 10:00 a.m. Eastern Standard Time (the “AGM”).  The proxy materials were mailed to shareholders on or about November 26, 2025.  Shareholders of record at the close of business on November 14, 2025 are entitled to notice of, and to vote at, the AGM.

As described in the definitive proxy statement, shareholders will be asked to consider and vote upon proposals that are integral to the Company’s compliance plan submitted to the Council, including, among others: (i) approval of certain share issuances, (ii) an increase in the Company’s authorized share capital and a related charter amendment, (iii) a warrant exercise proposal, (iv) the re-election of a director, (v) the ratification of the Company’s independent registered public accounting firm, and (vi) the adjournment of the AGM, if necessary.  The Board of Directors recommends that shareholders vote “FOR” each proposal, as further described in the definitive proxy statement.

The foregoing is a summary only and is qualified in its entirety by reference to the definitive proxy statement filed with the SEC on November 17, 2025. This Current Report on Form 8-K is not a solicitation of any vote, consent, or authorization.

Cautionary Statement Regarding Forward-Looking Statements.

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) changes in the markets in which the Company competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that the Company will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the Company is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding the Company’s industry and market size; (v) financial condition and performance of the Company, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of the Company; (vi) the Company’s ability to develop and manufacture its graphene and graphite products; (vii) the Company’s ability to return to and maintain compliance with Nasdaq continued listing standards; and (viii) those risk factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: December 12, 2025By: /s/ Chris Lai

Name: Chris Lai

Title: Chief Executive Officer